UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2009
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2925 Briarpark, Suite 1050
Houston, Texas  77042
(Address of principal executive offices, including ZIP code)

(713) 499-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01Other Events.

As previously disclosed in our quarterly report on Form 10-Q for the quarter ended September 30, 2009, U.S. Concrete, Inc. adopted the accounting provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (“SFAS No. 160”) during the first quarter of 2009. SFAS No. 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated.  SFAS No. 160 also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  Although the adoption of SFAS No. 160 changes the basis of the consolidated financial statement presentation, it did not have an impact on our financial position, results of operations or cash flows.

Based upon the effective date of SFAS No. 160, the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on March 13, 2009, did not reflect the adoption of SFAS No. 160.

This Current Report on Form 8-K (the “Current 8-K”) is being filed to reflect the retrospective presentation in accordance with SFAS No. 160 that was not yet effective for the financial statements originally filed with our 2008 Form 10-K. An updated discussion of the risks and uncertainties surrounding our liquidity and capital resources has also been provided. Exhibit 99.1 to the Current 8-K, which is incorporated by reference herein, supersedes in its entirety the following sections of our 2008 Form 10-K to give effect to the foregoing:

•	Part II, Item 6 — Selected Financial Data

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 — Financial Statements and Supplementary Data

All other information in the 2008 Form 10-K remains unchanged, and has not been updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the SEC (except as disclosed in this Current 8-K). For a discussion of events and developments subsequent to the filing of the 2008 Form 10-K, please refer to our filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including any amendments to such filings.

The information in the Current 8-K, including the information in Exhibit 99.1 hereto and incorporated by reference herein, should be read together with the 2008 Form 10-K and our quarterly report on Form 10-Q for the quarter ended September 30, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Updates to U.S. Concrete, Inc. 2008 Form 10-K
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: December 14, 2009	By:	/s/Robert D. Hardy
Robert D. Hardy
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Updates to U.S. Concrete, Inc. 2008 Form 10-K
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data